Exhibit 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ProMIS Neurosciences Inc. (the “Company”) on Form 10-K for the period ending December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 25, 2026	/s/ Neil Warma	Chief Executive Officer
	Neil Warma	(Principal Executive Officer)

March 25, 2026	/s/ Daniel Geffken	Chief Financial Officer
	Daniel Geffken	(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to ProMIS Neurosciences Inc. and will be retained by ProMIS Neurosciences Inc. and furnished to the Securities and Exchange Commission or its staff upon request.